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                                                                    EXHIBIT 23.1




                          INDEPENDENT AUDITORS' CONSENT

The Board of Directors
Dain Rauscher Corporation:

We consent to the incorporation by reference in this registration statement of Dain Rauscher Corporation on Form S-8 of our report dated February 2, 2000, which appears in the Annual Report on Form 10-K of Dain Rauscher Corporation for the year ended December 31, 1999.

                                           /s/ KPMG LLP

                                           KMPG LLP

Minneapolis, Minnesota
May 26, 2000